John Hancock Funds II

Supplement dated December 18, 2014 to the current Summary Prospectus

John Hancock Retirement Living 2010-2055 Portfolios

(collectively the “Funds”)

The following information supplements and supersedes any information to the contrary relating to the Funds, each a series of John Hancock Funds II (the “Trust”), contained in the summary prospectus.

At an in-person meeting held December 15 -17, 2014, the Board of Trustees of the Trust approved the removal of QS Investors, LLC (“QS Investors”) as subadvisor consultant to the Funds, effective February 18, 2015. John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited will continue to manage the Funds’ assets as subadvisors of the Funds and will provide the services to the Funds previously provided by QS Investors.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.